SCHEDULE OF COMPONENTS OF NET DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Stock-based compensation	$ 1,164	$ 1,164
Assets	5,736	6,227
Liability accruals	361	173
R&D Credit	4,792	4,760
Capital Loss	528	528
Deferred state tax	(2,246)	(2,086)
Net operating loss carry forward	57,343	56,090
Total gross deferred tax assets	67,678	66,856
Less - valuation allowance	(67,678)	(66,856)
Net deferred tax assets